UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015

ORION GROUP HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Ave., Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)⁯
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01 Financial Statements and Exhibits.

SIGNATURES
EXHIBIT INDEX

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Effective April 1, 2017, Orion Group Holdings, Inc. (“the Company”) and Peter R. Buchler, Executive Vice President, Chief Administrative Officer, and General Counsel of the Company, entered into an amendment (the “Amendment”) to the employment agreement (the “Agreement”) between the Company and Mr. Buchler, which was originally effective on January 1, 2015. The Amendment extended the term of the Agreement through March 31, 2019 and memorialized his current base salary, but contained no other material changes.
The foregoing descriptions of the Amendment and the Agreement are summaries only and are qualified in their entirety by reference to the terms of the respective documents, which are filed as exhibits to, and incorporated by reference into, this Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(d)    The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of, and is incorporated by reference into, this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: April 5, 2017	By:	/s/ Christopher J. DeAlmeida
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1
Employment Agreement dated January 1, 2015 between Orion Marine Group, Inc. and Peter R. Buchler (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 2, 2015) (File No. 001-33891)

10.2	Amendment to Employment Agreement by and between Orion Group Holdings, Inc. and Peter R. Buchler, effective April 1, 2017.